SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 13, 1999


                                 KAYE GROUP INC.
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                        0-21988                 13-3719772
(State of other jurisdiction        (Commission               IRS Employer
of incorporation)                   File Number)            Identification No.)


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                              122 East 42nd Street
                              New York, N.Y. 10168
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (212) 338-2100







Total number of pages filed including cover and under pages:  5

                                 KAYE GROUP INC.

                                      INDEX




Item 5. Other Events

     Kaye Group Inc. (the "Company") on July 13, 1999 reported a partial client account loss; expects third quarter shortfall but record earnings for 1999.

     A Press Release announcing the actions described above was issued by the Company on July 13, 1999 and is attached hereto as Exhibit 99.6.

Item 7. Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

     99.6 Press Release dated July 13, 1999, issued by the Company.


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





                                                                    Exhibit 99.6
                                                                     Page 1 of 2

                                 KAYE GROUP INC.
                              122 EAST 42ND STREET
                               NEW YORK, NY 10168
                                WWW.KAYEGROUP.COM
================================================================================

NEWS RELEASE                       Contact Person: Michael P. Sabanos,
                                                   Senior Vice President & CFO
FOR IMMEDIATE RELEASE              Phone: (212) 338-2273
                                   Fax: (212) 867-0368
                                   E-Mail: msabanos@kayegroup.com

                    KAYE REPORTS PARTIAL CLIENT ACCOUNT LOSS
          Expects Third Quarter Shortfall but Record Earnings for 1999

NEW YORK, NY July 13, 1999 KAYE GROUP INC. (Nasdaq-KAYE) today reported that effective July 1, 1999 they no longer served as primary insurance broker for the Combined Coordinating Council, Inc. CCC is a New York City-based risk management service organization for several metropolitan area hospitals, and has been one of the company's largest accounts. Michael P. Sabanos, Kaye's Chief Financial Officer, said that the loss of CCC revenue will result in an expected drop in Kaye's calendar third quarter 1999 earnings compared to the calendar third quarter last year. He added, however, that continued business growth should result in record earnings for the full year. Mr. Sabanos commented, "Attrition is an unpleasant but inevitable fact of the highly competitive insurance business. Overall, our retention rate is on par with the industry." The company said it expects to report second and third quarter earnings on July 26th and October 25th, respectively.

Bruce D. Guthart, Kaye Chairman, President, and Chief Executive Officer, said that he regretted the loss of the business, and added, "We do everything reasonably possible to retain all profitable business, but we've also worked very successfully to keep new accounts coming in the door. The good news is that our core retail and wholesale businesses today- middle-market commercial accounts and small business niche program accounts- are thriving. Strong organic growth and several accretive acquisitions made in the last twelve months are driving us to our best year ever."

Kaye Group Inc. offers insurance brokerage, risk management, and underwriting services throughout the country. Kaye's retail and wholesale insurance brokerage subsidiaries procure property/casualty and employee benefits insurance and provide a full range of brokerage and risk management services for commercial and individual clients, as well as other insurance agents and brokers. Kaye's principal insurance company subsidiary is Old Lyme Insurance Company of Rhode Island, Inc. (A.M. Best rated A- (Excellent)). Old Lyme underwrites low limits of property and casualty insurance for certain niche/affinity group accounts produced by the brokerage subsidiaries. These accounts include residential real estate, restaurants, "Main Street" stores and service establishments, automobile service stations, contractors, and other businesses.

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                                                                    Exhibit 99.6
                                                                     Page 2 of 2




                              CAUTIONARY STATEMENT


The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This press release or any other written or oral statements made by or on behalf of the Company may include forward-looking statements that reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These uncertainties and other factors (which are described in more detail elsewhere in documents filed by the Company with the Securities and Exchange Commission) include, but are not limited to, uncertainties relating to general economic conditions and cyclical industry conditions, uncertainties relating to government and regulatory policies, volatile and unpredictable developments (including storms and catastrophes), the legal environment, the uncertainties of the reserving process, and the competitive environment in which the Company operates. The words "believe",
"expect", "anticipate", "project", "plan", and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The
Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.


                                      # # #



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




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 KAYE GROUP INC.


                                                  By:    /s/ Michael P. Sabanos
                                                         -----------------------
                                                  Name:  Michael P. Sabanos
                                                  Title: Senior Vice President &
                                                         Chief Financial Officer



Dated:  July 16, 1999



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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 KAYE GROUP INC.


                                                  By:    /s/ Michael P. Sabanos
                                                         -----------------------
                                                  Name:  Michael P. Sabanos
                                                  Title: Senior Vice President &
                                                         Chief Financial Officer



Dated:  July 16, 1999




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